COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Commitments
Pembina had the following contractual obligations outstanding at December 31, 2019:

Contractual Obligations	Payments Due by Period
($ millions)	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Leases(1)	1,152	130	237	179	606
Loans and borrowings(2)	14,565	477	2,379	3,337	8,372
Construction commitments(3)	1,766	1,128	123	33	482
Other(4)	659	109	158	93	299
Total contractual obligations	18,142	1,844	2,897	3,642	9,759

(1)	Includes terminals, rail, office space, land and vehicle leases.

(2)	Excluding deferred financing costs. Including interest payments on senior unsecured notes.

(3)
Excluding significant projects that are awaiting regulatory approval at December 31, 2019, projects which Pembina is not committed to construct, and projects that are executed by equity accounted investees.

(4)	Includes $65 million in commitments related to leases that have not yet commenced.
Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined and therefore an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 10 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 20 and 175 mbpd each year up to and including 2028. Power purchase agreements range from one to 25 years and involve the purchase of power from electrical service providers. Pembina has secured up to 67 megawatts per day each year up to and including 2043.
Commitments to Equity Accounted Investees
Pembina is contractually committed to provide CKPC with funding to construct assets that will form part of CKPC's PDH/PP Facility, subject to certain conditions being met.
Pembina has a contractual commitment to advance US$39 million to Ruby by March 26, 2020.
Pembina has commitments to provide contributions to certain equity accounted investees based on annual budgets approved by the joint venture partners.
Contingencies
Pembina, its subsidiaries and its investments in equity accounted investees are subject to various legal and regulatory proceedings and actions arising in the normal course of business. We represent our interests vigorously in all proceedings in which we are involved. Legal and administrative proceedings involving possible losses are inherently complex, and we apply significant judgment in estimating probable outcomes. While the outcome of such actions and proceedings cannot be predicted with certainty, management believes that the resolutions of such actions and proceedings will not have a material impact on Pembina's financial position or results of operations.
Letters of Credit
Pembina has provided guarantees to various third parties in the normal course of conducting business. The guarantees include financial guarantees to counterparties for product purchases and sales, transportation services, utilities, engineering and construction services. The guarantees have not had and are not expected to have a material impact on Pembina's financial position, earnings, liquidity or capital resources.
Pembina has $103 million (2018: $69 million) in letters of credit issued to facilitate commercial transactions with third parties and to support regulatory requirements.